Exhibit 10.1

AMENDMENT NO. 1 TO

TERM LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO TERM LOAN AND SECURITY AGREEMENT, dated as of July 26, 2010 (this “Amendment No. 1”), is by and among Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), in its capacity as administrative agent for the Lenders (as hereinafter defined) pursuant to the Loan Agreement defined below (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), CPG International I Inc., a Delaware corporation (“CPG I”), Scranton Products, Inc., a Delaware corporation (“Scranton”), AZEK Building Products, Inc., a Delaware corporation (“AZEK”), Procell Decking Inc., a Delaware corporation (“Procell”, and together with CPG I, Scranton and AZEK, each individually a “Borrower” and collectively, “Borrowers”), CPG International Inc., a Delaware corporation (“Parent”), Santana Products Inc., a Delaware corporation (“Santana”), CPG Sub I Corporation, a Delaware Corporation (“Sub I”), Vycom Corp., a Delaware corporation (“Vycom”) and Sanatec Sub I Corporation, a Delaware corporation (“Sanatec”, and together with Parent, Santana, Sub I, Vycom, each individually a “Guarantor” and collectively “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agents on behalf of Lenders) made loans to Borrowers as set forth in the Term Loan and Security Agreement, dated February 29, 2008, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this Amendment No. 1 (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to make such amendments, subject to the terms and conditions set forth herein; and

WHEREAS, by this Amendment No. 1, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.        Definitions.

(a)      Additional Definition.  As used herein or in the Financing Agreements, the term “Amendment No. 1” shall mean Amendment No. 1 to Loan Agreement, dated as of July 26, 2010 by and among Borrowers, Guarantors, Agent and Lenders, and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.

(b)      Interpretation.  For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 1.

2.        Amendments.

(a)      Excess Cash Flow.  The definition of “Excess Cash Flow” in Section 1.65 of the Loan Agreement is hereby deleted in its entirety.

(b)      Maturity Date.  The definition of “Maturity Date” in Section 1.104 of the Loan Agreement is hereby amended by replacing the date “February 28, 2011” therein with “April 30, 2012”.

(c)      Amortization.  The last row of the table in Section 2.1(b) of the Loan Agreement is hereby deleted in its entirety and substituting the following therefor:

March 31, 2011	$62,500
June 30, 2011	$62,500
September 30, 2011	$62,500
December 31, 2011	$62,500
March 31, 2012	$62,500
Maturity Date	$23,937,500 or the remaining outstanding principal amount of the Term Loan

(d)      Mandatory Prepayments.  Section 2.2(b)(iv) is hereby deleted in its entirety and substituting the following therefor: “[Reserved.]”.

(e)      Perfection of Security Interest.  Section 5.3(d) is hereby amended by inserting the following at the end thereof:  “or as to the deposit accounts listed in item 3.(b)(ii) of the Supplemental Information Certificate attached to the Amendment No. 1.”

3.        Representations, Warranties and Covenants.  Each Borrower and Guarantor, jointly and severally, represents and warrants to Agents and Lenders as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof, the truth and accuracy which are a continuing condition of the making or providing of any Loans to Borrowers:

(a)      this Amendment No. 1 has been duly authorized, executed and delivered by all necessary action of each Borrower and Guarantor, and is in full force and effect, and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law limiting creditors’ rights generally and by general equitable principles;

(b)      no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other Person, is or will be required to authorize, or is or will be otherwise required in connection with, the execution, delivery and performance by any Borrower or Guarantor of this Amendment No. 1;

(c)      on the date hereof and after giving effect hereto, no Default or Event of Default exists or has occurred and is continuing; and

(d)      the representations and warranties contained in Section 8 of the Loan Agreement are true and correct in all material respects on and as of the date hereof (except to the extent stated to relate to an earlier date) and after giving effect hereto and to the Supplemental Information Certificate attached as Annex hereto (the “Supplemental Information Certificate”).

4.        Conditions Precedent.  This Amendment No. 1 and the amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a)      Agent shall have received counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Guarantors, Agent and Lenders;

(b)      no Default or Event of Default shall exist or have occurred and be continuing after giving effect hereto;

(c)      the Lenders, as consideration for the execution of this Amendment No. 1, shall have received payment of an amendment fee equal to 0.25% of the respective outstanding principal amounts of Term Loans of such Lenders; and

(d)      the Agent shall have received a fully executed copy of the Amendment No. 2 to the Loan and Security Agreement, dated February 13, 2008, by and among Scranton, AZEK and Procell, as borrowers, Parent, CPG I, Santana, Sub I, Vycom, and Sanatec, as guarantors, the parties hereto from time to time as lenders, General Electric Capital Corporation, as syndication agent, and the Agent as the agent, in form and substance satisfactory to the Agent.

5.        General.

(a)      Effect of this Amendment.  Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.  To the extent any conflict exists between the terms of this Amendment No. 1 and the other Financing Agreements, the terms of this Amendment No. 1 shall control.

(b)      Waiver.  The disclosures in the Supplemental Information Certificate shall be deemed to have been provided at such time as was required under the Financing Agreements and all current and past Defaults or Events of Default, if any, that would have occurred solely as a result of any delay by the Borrower or the Guarantors in providing such disclosures at the time otherwise required under the Financing Agreements, are hereby waived.  This waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Borrowers or the Guarantors, (b) affect the right of the Lenders to demand compliance by the Borrowers and the Guarantors with all terms and conditions of the Financing Agreements, except as specifically modified or waived by this Amendment No. 1, (c) be deemed a waiver of any transaction or future action on the part of the Borrowers or the Guarantors requiring the Lenders’ or the Required Lenders’ consent or approval under the Financing Agreements, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Financing Agreements, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

(c)      Governing Law.  The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(d)      Jury Trial Waiver.  BORROWERS, GUARANTORS, AGENT AND LENDERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 1 OR ANY OF THE OTHER

FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 1 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  BORROWERS, GUARANTORS, AGENT AND LENDERS HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY BORROWER, ANY GUARANTOR, THE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 1 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)      Binding Effect.  This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

(f)       Entire Agreement.  This Amendment No. 1 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

(g)      Counterparts, etc.  This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1.

(h)      Expenses.  The Borrowers agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment No.1, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

(i) No Actions, Claims, Etc.  As of the date hereof, each of the Borrowers and the Guarantors hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Financing Agreements on or prior to the date hereof.

(j)  General Release.  In consideration of the Agent’s and the Lenders’ willingness to enter into this Amendment No.1, each of the Borrowers and Guarantors hereby releases and discharges the Agent, the Lenders and the Agent’s and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, excluding, however, any claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever to the extent resulting from the gross negligence or willful misconduct of such member of the Bank Group, which any Borrower or Guarantor may have or claim to have against any of the Bank Group in any way related to or connected with the Financing Agreements and the transactions contemplated thereby prior to the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first written above.

Agent:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Jacob Petkovich
Name: Jacob Petkovich
Title: Director

Lenders:

BLACKROCK CORPORATE HIGH YIELD FUND, INC.
BLACKROCK CORPORATE HIGH YIELD FUND III, INC.
BLACKROCK HIGH INCOME SHARES
BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.
BLACKROCK CORPORATE HIGH YIELD FUND V, INC.

By	/s/ AnnMarie Smith
Name: AnnMarie Smith
Title: Authorized Signatory

AEA MIDDLE MARKET DEBT FUNDING LLC

By	/s/ Joseph D Carrabino Jr.
Name: Joseph D Carrabino Jr.
Title: President

[AMENDMENT NO. 1 TO TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first written above.

Borrowers:

CPG INTERNATIONAL I INC.

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

SCRANTON PRODUCTS INC

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

AZEK BUILDING PRODUCTS, INC.

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

PROCELL DECKING INC.

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

[AMENDMENT NO. 1 TO TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first written above.

Guarantors:

CPG INTERNATIONAL INC.

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

SANTANA PRODUCTS INC.

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

CPG SUB I CORPORATION

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

VYCOM CORP.

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

SANATEC SUB I CORPORATION

By	/s/ Amy C. Bevacqua
Name: Amy C. Bevacqua
Title: Vice President

[AMENDMENT NO. 1 TO TERM LOAN AND SECURITY AGREEMENT]